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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Prospectus.




                                                     /s/ KPMG Peat Marwick LLP



New Orleans, Louisiana
September 4, 1997